American Century Variable Portfolios, Inc. Prospectus Supplement VP Large Company Value Fund
Supplement dated October 1, 2010 ¡ Prospectus dated May 1, 2010

Charles A. Ritter, Vice President and Senior Portfolio Manager, has announced his plans to retire on December 31, 2010.  As a result, he will no longer serve as a portfolio manager for the fund effective November 30, 2010.

The following replaces the Portfolio Managers section on page 4 of the prospectus.

Portfolio Managers

Charles A. Ritter, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2004, and will continue in such capacity until November 30, 2010.

Brendan Healy, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2004.

Matt Titus, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2004.

The following replaces The Fund Management Team section on page 8 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Charles A. Ritter

Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2004, and will continue in such capacity until November 30, 2010. He joined American Century Investments as a portfolio manager in 1998. He has a bachelor’s degree in mathematics and a master’s degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.

Brendan Healy

Mr. Healy, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2004.  He joined American Century Investments in 2000 and became a portfolio manager in 2004. He has a bachelor’s degree in mechanical engineering from the University of Arizona and an MBA from the University of Texas – Austin. He is a CFA charterholder.

Matt Titus

Mr. Titus, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments as an equity analyst in 2004.  He became a portfolio manager in 2010. He has a bachelor’s degree in accounting and economics from Luther College and an MBA from Ohio State University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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